               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549



                           FORM 8-K/A
                        Amendment No. 1

                         CURRENT REPORT
             PURSUANT TO SECTION 13 OR 15(d) OF THE
                SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported):
                        January 5, 1996


               HOME PROPERTIES OF NEW YORK, INC.
     (Exact name of Registrant as specified in its Charter)


MARYLAND                       1-13136                    16-1455126
(State or other jurisdiction   (Commission file number)   (I.R.S. Employer
of incorporation                                          Identification
or organization)                                          Number)

                       850 CLINTON SQUARE
                   ROCHESTER, NEW YORK 14604
            (Address of principal executive offices)


Registrant's telephone number, including area code: (716) 546-4900







                         Not applicable
 (Former name or former address, if changed since last report)


                                        Consecutive No. Page  1 of 18
                                        Exhibit Index at Page 18

               HOME PROPERTIES OF NEW YORK, INC.

                       AMENDMENT NO. 1 TO
                         CURRENT REPORT
                         ON FORM 8-K/A


Home Properties of New York, Inc. hereby amends items 2, 5 and 7 of its Current Report on Form 8-K, which was filed on December 6, 1996, as set forth in the pages attached hereto:

Items 2 and 5.  Acquisition of Assets.

Financial  Statements  for  the Hudson  Valley  Acquisitions  and
Valley  Park  South, purchased on July 16, 1996 and November  22,
1996, respectively, are presented in Item 7.

Item 7.   Financial Statements and Exhibits.

          a.   Financial Statements of the business acquired:

               Audited  statement  of  revenues   and
               certain expenses of Valley Park South Apartments for the year ended December 31, 1995.

               Audited  statement  of  revenues   and
               certain expenses of the Hudson Valley Acquisitions for the year ended December 31, 1995.

          b.   Pro Forma Financial Information:

               Pro forma condensed consolidated balance sheet of the Company as of September 30, 1996 and related notes (unaudited).

               Pro  forma  consolidated  statement  of
               operations of the Company for the nine months ended September 30, 1996 and for the year ended
               December 31, 1995 (unaudited).

               Notes  to  the  pro forma  consolidated
               statement of operations of the Company for the nine months ended September 30, 1996 and for the year ended December 31, 1995 (unaudited).

          c.   Exhibits:

               There  are no exhibits which are  filed with this report.

                    Valley Park South Apartments

                                _____


             Statement of Revenues and Certain Expenses

                          December 31, 1995

Report of Independent Accountants



To the Board of Directors and Stockholders of Home Properties of New York, Inc.



We have audited the accompanying statement of revenues and certain expenses, as defined in Note 1, of Valley Park South Apartments for the year ended December 31, 1995. The statement of revenues and certain expenses is the responsibility of Valley Park South Apartments' management. Our responsibility is to express an opinion on the statement of revenues and certain expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues and certain expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement of revenues and certain expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, as described in Note 1, and is not intended to be a complete presentation of Valley Park South Apartments' revenues and expenses.

In our opinion, the statement of revenues and certain expenses referred to above presents fairly, in all material respects, the revenues and certain expenses, as defined in Note 1, of Valley Park South Apartments for the year ended December 31, 1995, in conformity with generally accepted accounting principles.


                                        /s/ Coopers & Lybrand L.L.P.
                                        COOPERS & LYBRAND L.L.P.


Rochester, New York
January 24, 1997

Valley Park South Apartments
Statement of Revenues and Certain Expenses
(In Thousands)


                                            Nine Months
                                            Ended
                                            September 30,       Year Ended
                                            1996                December 31,
                                            (Unaudited)         1995

 Revenues:
   Rental income                            $2,250              $2,963
   Other income                                 35                  52
                                            ------              ------
                                             2,285               3,015
                                            ------              ------
 Certain expenses:
   Property operating and maintenance          616                 731
   Real estate taxes                           199                 274
                                            ------              ------
                                               815               1,005
                                            ------              ------
 Revenues in excess of certain expenses     $1,470              $2,010
                                            ======              ======

The accompanying note is an integral part of the financial statement.

Valley Park South Apartments
Note to Statement of Revenues and Certain Expenses
December 31, 1995


1. Basis of Presentation and Summary of Significant Accounting Policies

   Business

   The accompanying statement of revenues and certain expenses includes the operations (see "Basis of Presentation" below) of Valley Park South Apartments, a residential property owned by parties not related to Home Properties of New York, Inc. (the "Company").

   The Company, through its subsidiary Home Properties of New York, L.P., acquired 100% of the real estate of Valley Park South
   Apartments, a 384 unit apartment community located in Bethlehem, Pennsylvania, on September 30, 1996.

   Basis of Presentation

   The accompanying financial statement is not representative of the actual operations of Valley Park South Apartments for the period shown. Certain expenses have been excluded which may not be comparable to the proposed future operations of Valley Park South Apartments. Expenses excluded relate to property management fees, interest expense, depreciation and amortization expense and other expenses not directly related to the future operations of Valley Park South Apartments. The Company is not aware of any material factors relating to Valley Park South Apartments that would cause the reported financial information not to be necessarily indicative of future operating results.

   Revenue Recognition

   Rental income attributable to residential leases is recorded when due from residents. Leases are generally for terms of one year.

   Interim Unaudited Financial Statement

   The accompanying interim unaudited statement of revenues and certain expenses has been prepared pursuant to the rules and regulations of the Securities and Exchange Commission. In the opinion of the management of the Company, all adjustments and eliminations, consisting only of normal recurring adjustments, necessary to present fairly the statement of revenues and certain expenses of Valley Park South Apartments for the nine months ended September 30, 1996, have been included. The results of operations of such interim period are not necessarily indicative of the results for the full year.

                      Hudson Valley Properties

                                _____


        Combined Statement of Revenues and Certain Expenses

                        December 31, 1995

Report of Independent Accountants




To the Board of Directors and Stockholders of Home Properties of New York, Inc.



We have audited the accompanying combined statement of revenues and certain expenses, as defined in Note 1, of the Hudson Valley Properties for the year ended December 31, 1995. This combined statement of revenues and certain expenses is the responsibility of the Hudson Valley Properties' management. Our responsibility is to express an opinion on this combined statement of revenues and certain expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined statement of revenues and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the combined statement of revenues and certain expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the combined statement of revenues and certain expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying combined statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, as described in Note 1, and is not intended to be a complete presentation of the Hudson Valley Properties' revenues and expenses.

In our opinion, the combined statement of revenues and certain expenses referred to above presents fairly, in all material respects, the revenues and certain expenses, as defined in Note 1, of the Hudson Valley Properties for the year ended December 31, 1995, in conformity with generally accepted accounting principles.



                                        /s/ Coopers & Lybrand L.L.P.
                                        COOPERS & LYBRAND L.L.P.



Rochester, New York
January 22, 1997

Hudson Valley Properties
Combined Statement of Revenues and Certain Expenses
(In Thousands)

                                           Six Months
                                           Ended                Year Ended
                                           June 30, 1996        December 31,
                                           (Unaudited)          1995

 Revenues:
   Rental income                           $1,860               $3,763
   Other income                                60                  105
                                           ------               ------
                                            1,920                3,868
                                           ------               ------
 Certain expenses:
   Property operating and maintenance         820                1,411
   Real estate taxes                          270                  588
                                           ------               ------
                                            1,090                1,999
                                           ------               ------
 Revenues in excess of certain expenses    $  830               $1,869
                                           ======               ======


The accompanying note is an integral part of the financial statement.

Hudson Valley Properties
Note to Combined Statement of Revenues and Certain Expenses
December 31, 1995


1. Basis of Presentation and Summary of Significant Accounting Policies

   Business

   The accompanying combined statement of revenues and certain expenses includes the operations (see "Basis of Presentation" below) of the Hudson Valley Properties, residential properties owned by parties not related to Home Properties of New York, Inc. (the "Company").

   The Company, through its subsidiary Home Properties of New York, L.P., acquired 100% of the real estate of the Hudson Valley Properties on July 16, 1996. The properties are described as follows:

          Sunset Gardens Property - A 217 unit property located in Kingston, New York.

          Carriage Hill Property - A 140 unit property located in Goshen, New York.

          Lakeshore Villa Property - A 152 unit property located in Port Ewen, New York.

          Georgetown  Property  -  A  75 unit  property  located  in
   Cornwall, New York.



   Basis of Presentation

   The accompanying financial statement is not representative of the actual operations of the Hudson Valley Properties for the period shown. Certain expenses have been excluded which may not be comparable to the proposed future operations of the Hudson Valley Properties. Expenses excluded relate to property management fees, interest expense, depreciation and amortization expense and other expenses not directly related to the future operations of the Hudson Valley Properties. The Company is not aware of any material factors relating to the Hudson Valley Properties that would cause the reported financial information not to be necessarily indicative of future operating results.

   Revenue Recognition

   Rental income attributable to residential leases is recorded when due from residents. Leases are generally for terms of one year.

   Interim Unaudited Financial Statement

   The accompanying interim unaudited combined statement of revenues and certain expenses has been prepared pursuant to the rules and regulations of the Securities and Exchange Commission. In the opinion of the management of the Company, all adjustments and eliminations, consisting only of normal recurring adjustments, necessary to present fairly the combined statement of revenues and certain expenses of the Hudson Valley Properties for the six months ended June 30, 1996, have been included. The results of operations of such interim period are not necessarily indicative of the results for the full year.

               HOME PROPERTIES OF NEW YORK, INC.
         PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                       SEPTEMBER 30, 1996
                   (Unaudited, In Thousands)


This unaudited pro forma Condensed Consolidated Balance Sheet is presented as if the Company had purchased Valley Park South Apartments on September 30, 1996. This unaudited pro forma Condensed Consolidated Balance Sheet should be read in conjunction with the Statement of Revenues and Certain Expenses of Valley Park South Apartments and note thereto included elsewhere herein. In management's opinion, all adjustments necessary to reflect the purchase of Valley Park South Apartments have been made.

                                      As of September 30, 1996

                           Home         Valley
                           Properties   Park
                           of New York  South      Pro Forma        Company
                           Inc. (A)     Apts. (B)  Adjustments (C)  Pro Forma

ASSETS

Real estate, net           $200,891     $5,382     $13,118 (D)      $219,391
Cash and cash equivalents     1,260          -           -             1,260
Other assets                 24,415          -         670 (E)        25,085
                           --------     ------     -------          --------
Total assets               $226,566     $5,382     $13,788          $245,736
                           ========     ======     =======          ========

LIABILITIES
Mortgage notes payable     $110,841     $9,700     $     -          $120,541
Line of credit                9,530          -       9,470 (F)        19,000
Other liabilities             7,871          -           -             7,871
                           --------     ------     -------          --------
Total liabilities           128,242      9,700       9,470           147,412
                           --------     ------     -------          --------
Minority interest            18,037          -           -            18,037
                           --------     ------     -------          --------

STOCKHOLDERS' EQUITY
Common stock                     58          -           -                58
Additional paid-in capital   91,979          -           -            91,979
Accumulated deficit        ( 11,750)   ( 4,318)      4,318 (G)      ( 11,750)
                           --------     ------     -------           -------
Total stockholders' equity   80,287    ( 4,318)      4,318            80,287
                           --------     ------     -------           -------
Total liabilities and
  stockholders' equity     $226,566     $5,382     $13,788          $245,736
                           ========     ======     =======          ========

               HOME PROPERTIES OF NEW YORK, INC.
    NOTES TO PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                       SEPTEMBER 30, 1996
                   (Unaudited, In Thousands)


(A) Reflects the Company's historical consolidated balance sheet as of September 30, 1996 as reported on Form 10-Q.

     The Company's historical unaudited consolidated balance sheet includes the balance sheets of the Hudson Valley Acquisitions (acquired on July 16, 1996), Fairways Apartments (acquired on March 5, 1996) and Candlewood
     Apartments (acquired on January 5, 1996). The historical basis and pro forma adjustments for these acquired properties were as follows:

                                  Historical  Pro Forma    Acquisition
                                  Basis (a)   Adjustments  Price

     Hudson Valley Acquisitions   $6,406      $10,969      $17,375 (1)
     Fairways Apartments          $3,648      $ 1,552      $ 5,200 (2)
     Candlewood Apartments        $1,015      $ 1,935      $ 2,950 (3)

     (a)Reflects the historical balance sheet of the assets acquired as of the acquisition date.

     (1)The  Company  assumed a mortgage of $14,762  and  used
        proceeds   from   a  line  of  credit  to   finance   the
        acquisition.
     (2)the  Company  assumed a mortgage of  $4,634  and  used
        proceeds   from   a  line  of  credit  to   finance   the
        acquisition.
     (3)The Company issued UPREIT units valued at $1,770 and used proceeds from a line of credit to finance the acquisition.

(B) Reflects the Valley Park South Apartments historical balance sheet as of September 30, 1996 for the assets/liabilities acquired by the Company.

(C) The pro forma adjustments reflect the purchase of Valley Park South Apartments, acquired on November 22, 1996, for $18,500. The purchase price was allocated $2,459 to land, $384 to appliances and equipment and $15,657 to building. The appliances and equipment have an estimated useful life of ten years and the building has an estimated useful life of thirty-five years.

(D)  Reflects  the excess of the cash purchase price  of  $18,500 over the historical sellers's cost basis of $5,382.

(E)  Reflects certain escrow deposits acquired by the Company.

(F) Represents line of credit proceeds needed to finance the acquisition.

(G) Represents historical seller's negative capital account zeroed out.

               HOME PROPERTIES OF NEW YORK, INC.
         PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
          FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1996
   (Unaudited, In Thousands, Except Share and Per Share Data)

The unaudited pro forma Consolidated Statement of Operations for the nine months ended September 30, 1996 and for the year ended December 31, 1995 is presented as if the acquisitions of the Hudson Valley Acquisitions, Valley Park South Apartments and
Fairways Apartments had occurred on January 1, 1995. The unaudited pro forma Consolidated Statement of Operations should be read in conjunction with the Statements of Revenues and Certain Expenses of the Hudson Valley Acquisitions and Valley Park South Apartments and notes thereto included elsewhere herein. In management's opinion, all adjustments necessary to reflect the effects of the purchase of the Hudson Valley Acquisitions, Valley Park South Apartments and Fairways Apartments have been made.

The  unaudited pro forma Consolidated Statement of Operations  is not necessarily indicative of what the actual results of operations would have been assuming the transactions had occurred as of the beginning of the period presented, nor does it purport to represent the results of operations for future periods.

                                For the Nine Months Ended September 30, 1996

                                                  Valley
                     Home Properties    Hudson    Park
                     of New York, Inc.  Valley    South     Fairways  Pro Forma  Company
                     Historical (A)     Apts.(B)  Apts.(C)  Apts.(D)  Adjust.    Pro Forma

Revenues:
  Rental income       $30,665           $1,869    $2,250    $180                 $34,955
  Other income          2,291               60        35       1                   2,387
  Equity in income
    from operations                                                                    0
    of HP Management      106                                                        106
                      -------           ------    ------    ----      -------    -------
Total revenues         33,062            1,920     2,285     181      $     -     37,448
                      -------           ------    ------    ----      -------    -------
Expenses:
  Operating and
    maintenance        15,992            1,090       815     122                  18,019
  General and
    administrative      1,077                                              35(G)   1,112
  Interest              6,440                                           1,900(E)   8,340
  Depreciation and
    amortization        5,995                                             935(F)   6,930
                       ------           ------     -----    ----       ------     ------
Total expenses         29,504            1,090       815     122        2,870     34,401
                       ------           ------     -----    ----       ------     ------
Income before minority
  interest of
  Unit holders        $ 3,558           $  830    $1,470   $  59      ($2,870)     3,047
                      =======           ======    ======   =====       ======
Minority interest of
  Unit holders (I)                                                                   536
                                                                                  ------
Net income                                                                       $ 2,511
                                                                                  ======
Net income per
  common share                                                                   $  0.46
                                                                                  ======
Weighted average
  number of shares
  outstanding                                                                  5,490,842
                                                                               =========

                  HOME PROPERTIES OF NEW YORK, INC.
            PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                 FOR THE YEAR ENDED DECEMBER 31, 1995
      (Unaudited, In Thousands, Except Share and Per Share Data)


                                     For the Year Ended December 31, 1995

                                                            Fairways
                                                  Valley    and
                     Home Properties    Hudson    Park      Candle-
                     of New York, Inc.  Valley    South     wood      Pro Forma  Company
                     Historical (A)     Apts.(B)  Apts.(C)  Apts.(D)  Adjust.    Pro Forma

Revenues:
  Rental income      $31,705            $3,763    $2,963    $1,667               $40,098
  Other income         2,561               105        52        11                 2,729
  Equity in income
    from operations
    of HP Management      35                 -         -         -    $    -          35
                     -------            ------    ------    ------    ------     -------
Total revenues        34,301             3,868     3,015     1,678         0      42,862
                     -------            ------    ------    ------    ------     -------
Expenses:
  Operating and
    maintenance       15,911             1,999     1,005     1,098         -      20,013
  General and
    administrative     1,200                                              76(G)    1,276
  Interest             6,432                                           3,302(E)    9,734
  Depreciation and
    amortization       6,258                 -          -        -     1,604(F)    7,862
                     -------            ------     ------   ------    ------     -------
Total expenses        29,801             1,999      1,005    1,098     4,982      38,885
                     -------            ------     ------   ------    ------     -------
Income before
  minority interest
  of Unit holders    $ 4,500            $1,869     $2,010   $  580   ($4,982)      3,977
                     =======            ======     ======   ======    ======
Minority interest of
  Unit holders (I)                                                                   462
                                                                                 -------
Income before
  extraordinary item                                                             $ 3,515
                                                                                 =======
Income before
  extraordinary item
  per common share                                                                 $0.65
                                                                                 =======
Weighted average number of
  shares outstanding                                                           5,408,434
                                                                               =========

                HOME PROPERTIES OF NEW YORK, INC.
    NOTES TO PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
        FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1996 AND
              FOR THE YEAR ENDED DECEMBER 31, 1995
                   (Unaudited, In Thousands)


(A) Reflects the historical consolidated statement of operations for the Company for the nine months ended September 30, 1996 and the historical consolidated statement of operations for the Company and for the year ended December 31, 1995.

(B) Reflects the historical revenues and certain expenses of the Hudson Valley Acquisitions which were not owned by the Company for the period January 1, 1996 through July 15, 1996 and for the year ended December 31, 1995.

(C) Reflects the historical revenues and certain expenses of Valley Park South Apartments which was not owned by the Company for the nine months ended September 30, 1996 and for the year ended December 31, 1995.

(D) Reflects the historical revenues and certain expenses of Fairways Apartments which was not owned by the Company for the period January 1, 1996 to March 4, 1996.

     Candlewood  Apartments  acquired  on  January  5,  1996   is
     included in the Company's historical consolidated statement of operations for the nine months ended September 30, 1996.

(E) Reflects the increase related to debt borrowed to finance the acquisitions. The interest is calculated as follows:

                                        Principal            Interest
                                        Balance         9 mos.    12 mos.

     Amortizing mortgage:

     Hudson Valley at 7.35% (for
      the period 1/196-7/15/96)         $14,762         $  588    $1,085

     Valley Park South at 8.5% (for
      the period 1/1/96-9/30/96)          9,700            618       825

     Fairways Apartments at 8.23%
      (for the period 1/1/96-3/4/96)      4,634             64       381
                                        -------         ------    ------
                                        $29,096         $1,270    $2,291

     Line of credit at 7.315%:

       Hudson Valley (for the
        period 1/1/96-7/15/96)            2,613            104       191

       Valley Park South (for
        the period 1/1/96-9/30/96)        9,470            520       693

       Fairways Apartments (for
        the period 1/1/96-3/4/96)           566              7        41

       Candlewood                         1,180                       86
                                        -------         ------    ------
                                        $13,829         $  630    $1,012
                                        -------         ------    ------
                                        $42,925         $1,900    $3,302
                                        =======         ======    ======

     The historical consolidated statement of operations for the Company for the year ended December 31, 1995 needs twelve months worth of interest on each loan associated with the acquisition.

(F)  Reflects  depreciation  and  amortization  related  to   the
     acquisition.   See Note C on page 7 for further  information
     on useful lives of these assets.

(G) Reflects the increase in General and Administrative expenses related to the acquisition properties.

(H) Reflects the historical revenues and certain expenses of Fairways Apartments and Candlewood Apartments which were not owned by the Company for the year ended December 31, 1995.

(I) Reflects the increase in minority interest assuming the Candlewood acquisition occurred on January 1, 1995.

                           SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                    HOME PROPERTIES OF NEW YORK, INC.
                         (Registrant)

                    Date:  February 4, 1997

                    By:    /s/ David P. Gardner
                           --------------------
                           David P. Gardner
                           Vice President
                           Chief Financial Officer and
                           Treasurer

                    Date:  February 4, 1997


                    By:    /s/ Norman P. Leenhouts
                           -----------------------
                           Norman P. Leenhouts
                           Chairman and
                           Co-Chief Executive Officer

               HOME PROPERTIES OF NEW YORK, INC.

                         EXHIBIT INDEX


There are no exhibits which are filed with this report.

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